                                                                   EXHIBIT 10.38

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM



This Acquisition Agreement and Closing Memorandum ("the Agreement") is entered into effective by and between Basic Technologies, Inc. ("Basic"), a Colorado corporation, and Cyber City Honolulu, Inc. ("Cyber City"), a Hawaiian corporation.

Effective this date, Basic and Cyber City have consummated and closed a business combination on the following terms and under the following warranties:

1. The transactions and provisions of the Agreement have been duly authorized by the respective boards of directors of Basic and Cyber City, and by the shareholders of Cyber City, in compliance with the respective By Laws of each entity. Cyber City will provide Basic with copies of executed resolutions and the shareholder voting lists. A copy of the letter of intent executed by Basic and by Cyber City is attached hereto as "Exhibit A".

2. The undersigned officers and representatives of the respective corporations certify through their signatures that they have been duly authorized by their respective boards of directors to execute the Agreement and related documents on behalf of their respective corporations.

3. Basic and the undersigned representatives of Basic jointly and severally represent and warrant that all documents and information furnished to Cyber City in connection with the transactions set forth herein are true and accurate to the best of their knowledge.

4. Cyber City and the undersigned representatives of Cyber City jointly and severally represent and warrant that all documents and information furnished to Basic in connection with the transactions set forth herein are true and correct to the best of their knowledge.

5. In all parts of the Agreement, the word "Basic" can be construed as also referring to any legal entity which is a wholly-owned subsidiary of Basic, and which Basic elects to use as a vehicle for holding any assets and liabilities which are transferred from Cyber City. Basic will provide the name of such entity for execution of transfer and documents other than the Agreement.

6. For the consideration set forth in other provisions of the Agreement, Basic will acquire all of the assets of Cyber City, both tangible and intangible, known and unknown, specific or contingent, wherever located. Attached "Exhibit B" to this Agreement lists and describes those physical assets which are known, and which are being transferred. This exhibit is also the exhibit referred to in the attached Bill of Sale, which is the document actually transferring title to Basic. Attached "Exhibit C" lists and describes all equipment in which Cyber City has an interest by virtue of a lease agreement, and which interests are being transferred, subject to the assumption of the related lease obligations. Transfer of title will be by both the Bill of Sale and the Assignment form. Attached "Exhibit D" to this Agreement lists and describes those intangible assets which are known, and which are being transferred. The attached "Exhibit E" lists and describes those


                                                                      [INITIALS]
financial and other assets which are being transferred. These exhibits are also the exhibits referred to in the attached Assignment form, which is the document actually transferring ownership to Basic. Attached "Exhibit F" lists and describes those assets which are used by and/or located at a Cyber City facility, and which are not being transferred to Basic.

7. As partial consideration for the transfer, Basic will assume certain liabilities, or take assets subject to liabilities, of Cyber City. Attached "Exhibit G" lists and describes those notes payable or other liabilities which are secured by Cyber City assets, and which will be assumed. Attached "Exhibit H" lists and describes those trade or unsecured notes or accounts payable of Cyber City which Basic will assume. Attached "Exhibit I" lists and describes those credit card or other payables which are not in Cyber City's name, but which have been incurred on behalf of and benefited Cyber City, and which Basic will assume. Attached "Exhibit C" lists and describes those equipment leases referred to previously, which are being assumed by Basic.

8. Basic will also take responsibility for the existing property leases, which are described in summary in the attached "Exhibit J".

9. The attached "Exhibit K" lists and describes all liabilities and obligations of Cyber City for which the officers, directors or shareholders have made personal guaranties. Basic will attempt to secure the release of these personal obligations, but cannot guarantee that it will be able to do so.

10. Upon execution of the agreement, Basic will cause to be issued to Cyber City through its transfer agent authorized but previously unissued shares of voting common stock, the number of which will be determined by the following formula:

     a.   Basic shares will be valued at $ 0.67 per share; and

     b. The value of the transferred Cyber City assets, net of the balances of liabilities assumed or taken subject to, is based upon a value of $
          1.75 per share of outstanding Cyber City common stock. At the time of execution of the letter of intent, Cyber City represents that there were 289,000 shares issued and outstanding. Prior to closing, Cyber City will provide Basic with a current list of shareholders, including addresses and numbers of shares held. For purposes of the final calculations of values and the determination of the number of Basic shares to be issued, the shareholder transfer ledger of Cyber City shall be closed effective the day prior to the closing date.

     c. The date of Closing shall be 31 December 1999. Upon this date, the Chief Executive Officer of Cyber City Honolulu, Inc. shall deliver the Bill of Sale to the Chief Executive Officer of Basic Technologies, Inc. Upon delivery of the Bill of Sale, the Chief Executive Officer of Basic Technologies, Inc. shall complete the calculations called for above.

11. After receipt of the shares of Basic, the directors of Cyber City will provide to Basic and its transfer agent a list of shareholders and the number of shares of Basic which are to be assigned from Cyber City to such shareholders. Then in order to complete the tax-free transactions, the board of directors will adopt a plan of liquidation of Cyber City, executing it and filing all necessary state and federal forms once it is deemed to have distributed its sole asset of Basic stock to its shareholders.

                                                                      [INITIALS]

12. After closing Basic will provide a seat on its board of directors to a representative of Cyber City's shareholders, to serve until the next annual meeting of shareholders, or until his replacement is duly appointed. Seats on the board of directors of Basic's new subsidiary will, in a number to be determined, be provided to certain of Cyber City's officers who remain with the company.

13. Each officer or key employee of Cyber City that remains with the new company will execute a restricted employment agreement, which will contain non-compete and non-disclosure clauses. These employment agreements, or addendums thereto, will also address matters of performance evaluation, etc.

14. Each party hereto acknowledges that it or its representatives have completed a due diligence process to their satisfaction.

15. Both Basic and Cyber City execute this agreement based upon the reliance that the transactions will be considered to be a tax-free reorganization to both corporations and to the shareholders of both corporations, under Internal Revenue Code Sections 354, 361 and 368.

16. Cyber City warrants that it has no knowledge of any pending or potential lawsuits or legal actions of any kind, other than what it has disclosed to Basic. The discovery of any undisclosed claims or legal action of any kind can void this contract at the option of Basic.

17. Between the date of execution of the Agreement and the execution of transfer documents, the officers of Cyber City will not allow Cyber City to incur additional debt, other than in the normal course of business, without the approval of Basic.

18. Basic is not providing any hold-harmless or indemnification releases to any officer, director or shareholder of Cyber City for any actions or omissions in the course of their duties performed for Cyber City that may ultimately be determined to be negligence or a breach of fiduciary duties to shareholders, or negligence in regards to duties owed to state or federal agencies on behalf of Cyber City.

19. Since Cyber City is an S Corporation for both federal and Hawaiian income tax purposes, any changes to the tax returns, records and tax liabilities for periods prior to the execution of the Agreement and implementing documents will be the sole responsibilities of the officers and shareholders of Cyber City. Basic is providing no indemnification of income tax liabilities.

20. In the event of any dispute under the Agreement, the parties agree that resolution shall be made through arbitration in accordance with the rules of the American Arbitration Association.

21. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereto, and can be amended only in writing.

22. This Agreement shall be interpreted and applied under the laws of the State of Hawaii, which shall be the venue for any legal proceedings between the parties.

                                                                      [INITIALS]

23. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.



Dated:   Tuesday, November 30, 1999.

CYBER CITY HONOLULU, INC.                        BASIC TECHNOLOGIES, INC.

By: /s/ MICHAEL LEWIS BACON                      By: /s/ B WALKER
    -------------------------                        ---------------------------
        Director                                         Chief Executive Officer
                                                         Chairman of The Board
By: /s/ TIMOTHY HOEFLING
   --------------------------
        Director                                 By: /s/ RICHARD C. SMITH
                                                     --------------------------
                                                         Chief Financial Officer
By: /s/ SEAN D. HARDING                                  Director
   --------------------------
        Director
                                                 By: /s/ LAURA WALKER
                                                     --------------------------
By: /s/ JOSEPH ABLES                                     Secretary
   ---------------------------                           Director
        Director


                                                                                Addresses

Timothy                  Hoefling               63,240      95-1050 Hololani St.         Mililani       HI        96789

Jeffrey                  Birch                  31,900      1430 A'alapapa Drive         Kailua         HI        96734

Michael                  Finn                    1,000      9668 Chocolate Summit Drive  El Cajon       CA        92021

Patrick                  Egge                    3,667      95-1050 Hololani St.         Mililani       HI        96789

Joyce Ann                Wiley                    500       11510 12th Ave. W Apt C203   Everett        WA        98204

Charles Lee              Wiley                    500       11510 12th Ave. W Apt C203   Everett        WA        98204

Benjamin                 Willkie                22,000      1430 A'alapapa Drive         Kailua         HI        96734

William                  Powell                  1,500      91-1032 Kaniha'alilo Street  Kapolei        HI        96707

Earl R.                  Danielson               1,500      91-1219 Pu'aina Street       Ewa Beach      HI        96706

Richard                  Feller                   500       9668 Chocolate Summit Drive  El Cajon       CA        92021

Michael                  Bacon                  42,566      1430 A'alapapa Drive         Kailua         HI        96734

Donald                   Walker                 12,666      34 Union St.                 Norwich        CT        06310

Michael                  Hasse                  10,000      4741 A Ekahi Way             Ewa Beach      HI        96706

Chad                     Storey                  6,666      1111Third Avenue, Suite 2900 Seattle        WA        98101

Donald                   Ashenbrenner            4,000      10202 Fairview Drive         Oklahoma City  OK        73139

Sean                     Harding                13,000      98-505 Pua'ali'i Street      Aiea           OK        96701-2220

Mathew                   Knight                  2,000      3090 Hampton Circle          Honolulu       HI        96818

James                    Dodson                   200       135 Whipple Rd. Apt. 2       Kittery        ME        03904

Robert                   Araki                   2,500      94-1052 Puana Street         Waipahu        HI        96797

Paul                     Jordan                  1,667      5627 Kawaikui Street         Honolulu       HI        96821

Joseph                   Ables                  27,700      1954 Metcalf Street          Honolulu       HI        96822

Stephen                  Thomas                  3,000      48-351 Koauka Loop #C-1802   Aiea           HI        96701

Michael                  Loeffler                1,000      PO Box 567                   Bristow        OK        74010

Kelly                    Koonce                   200       1225 Melmart Drive           Bartlesville   OK        74006

B. K.                    Koonce                   200       1225 Melmart Drive           Bartlesville   OK        74006

Holly                    Loeffler                 200       PO Box 567                   Bristow        OK        74010

Gregory                  Loeffler                 200       PO Box 567                   Bristow        OK        74010

Brook                    Johnson                  200       PO Box 87                    Texhoma        OK        73949

Jordan                   Johnson                  200       PO Box 87                    Texhoma        OK        73949

Benajah                  Orthmeyer               1,333      432 69th Street S.E.         Hazelton       ND        58544

Dani                     Bautista                1,000      94-1070 Eleu Street          Waipahu        HI        96797-4717

Jessie                   Alpuro                 14,858      938 Kualoa Place             Wailuku        HI        96793

Henry                    Alvaro                  8,000      45-218 William Henry Rd.     Kaneohe        HI        96744

William                  Drehobl                 8,500      17 Magnolia Drive            Groton         CT        06340

Dusty                    Gray                    2,500      1007 Francis Drive, Apt 4    Champaign      IL        61821

Sean                     Cleveland              13,485      55 Moku'ahi Street           Makawao        HI        96768

George                   Lesiak                  3,750      98-351 Koauka Loop #501      Aiea           HI        96701

Daniel                   Niclas                 23,500      1160 Ala Napunani St #1505   Honolulu       HI        96818

Jodi Lynn                Meyer                   1,250      784 14 1/2 Avenue East       West Fargo     ND        58708

Raymond                  Hoffman                 1,250      203 6th Avenue NE            Mandan         ND        58554

Jeffrey                  Hoffman                 7,450      COMSUBRON 22, Unit 60602     FPO            AP        09501

Deana                    Fox Dillinger            500       C/O Brennan Groves
                                                            6482 102nd Street            Ewa Beach      HI        96706

Howard                   Kam III                  500       7532 Puu Mahoe Place         Honolulu       HI        96825

Linda                    Arick                   1,750      12956 Buck Board Court       Wood Bridge    VA        22192-6433

James                    Horie                   1,250      97-732 Kuhaulua Place        Waipahu        HI        96797

David and Judith         Egge                    1,250      2709 2nd Street North        Fargo          ND        58102

Erik D.                  Coplin                  1,500      USS KAMEHAMEHA (SSN-642)     FPO            AP        96670-2063

Christopher              Angel                    500       211 Wahelani Street          Kula           HI        96790

Mark and Jeanine         Adams                   1,251      10433 Malibu Court           Baton Rouge    LA        70718

Rayburn and Margaret     Adams                   1,500      10433 Malibu Court           Baton Rouge    LA        70718

Irving and Virginia      Auiler                   500       4652 Mt. Gaywas Drive        San Diego      CA        92117-3927

Michael Sean             Watson                  1,250      1119C Akipohe Street         Kailua         HI        96734

Bryan                    Baker                   1,250      2933 Hibiscus Place          Honolulu       HI        96815

J. Jeffery &
 Catherine B.            Ryan                    5,500      1422 Aalapapa Dr.            Kailua         HI        96734

J. Jeffery Ryan &
 John Thomas             Brewer                   500       1422 Aalapapa Dr.            Kailua         HI        96734

Clarence                 Naeata                   200

Gregory                  Rutkowski                200

Michael                  Leitz                    200

Akiva                    Clark                   1,500

Laurie                   Enos                     500

Nathan                   Nakao                    500

Charlotte                Watson                  1,250      6290 Wisteria Drive          Milton         FL        32570

John and Judy            Assaturian              1,000      1650 Ala Moana Blvd. #2705   Honolulu       HI        96815

Josh                     Makovsky                1,500      1268 Ala Aloalo Street       Honolulu       HI        96818

Dennis and Peggy         Makovsky                1,500      4400 Four Mile Road          Racine         WI        53404

Nathan and Thelma        Williams                2,500      3000 Milton Road             Montgomery     AL        36110

Christopher              Durham                  5,000



Timothy                  Hoefling                                                             Chief Information Officer

Jeffrey                  Birch                                                                Director

Michael                  Finn

Patrick                  Egge                                                                 Director of Operations

Joyce Ann                Wiley

Charles Lee              Wiley

Benjamin                 Willkie                                                              Honolulu Site Manager

William                  Powell

Earl R.                  Danielson

Richard                  Feller

Michael                  Bacon                                                                Chief Executive Officer

Donald                   Walker                                                               Still needs shares issues

Michael                  Hasse

Chad                     Storey

Donald                   Ashenbrenner

Sean                     Harding

Mathew                   Knight

James                    Dodson

Robert                   Araki

Paul                     Jordan

Joseph                   Ables                                                                Chief Financial Officer

Stephen                  Thomas

Michael                  Loeffler

Kelly                    Koonce

B. K.                    Koonce

Holly                    Loeffler

Gregory                  Loeffler

Brook                    Johnson

Jordan                   Johnson

Benajah                  Orthmeyer

Dani                     Bautista

Jessie                   Alpuro                                                               Maui Site Manager

Henry                    Alvaro

William                  Drehobl

Dusty                    Gray

Sean                     Cleveland

George                   Lesiak

Daniel                   Niclas          ###-##-####

Jodi Lynn                Meyer

Raymond                  Hoffman

Jeffrey                  Hoffman

Deana                    Fox Dillinger

Howard                   Kam III

Linda                    Arick

James                    Horie

David and Judith         Egge

Erik D.                  Coplin

Christopher              Angel

Mark and Jeanine         Adams           Mark ###-##-####        Jeanine ###-##-####

Rayburn and Margaret     Adams           Rayburn ###-##-####     Margaret ###-##-####

Irving and Virginia      Auiler          Irving ###-##-####      Virginia ###-##-####

Michael Sean             Watson          ###-##-####

Bryan                    Baker           ###-##-####

J. Jeffery &
 Catherine B.            Ryan            Jeff ###-##-####        Catherine ###-##-####

J. Jeffery Ryan &
 John Thomas             Brewer          Jeff ###-##-####        John -                       Joint owner with grandson

Clarence                 Naeata                                                               Billing Clerk

Gregory                  Rutkowski                                                            Tech Support

Michael                  Leitz                                                                Tech Support Maui

Akiva                    Clark                                                                Honolulu Site Manager

Laurie                   Enos                                                                 Tech Support

Nathan                   Nakao                                                                Tech Support

Charlotte                Watson          ###-##-####

John and Judy            Assaturian      John ###-##-####        Judy ###-##-####

Josh                     Makovsky        ###-##-####

Dennis and Peggy         Makovsky        Dennis ###-##-####      Peggy ###-##-####

Nathan and Thelma        Williams        Nathan                  Thelma ###-##-####

Christopher              Durham


Total Number Outstanding Shares             376,199

Total Number Basic Shares                   978,117

Final Answer on Shares




         Subject:         Final Answer on Shares
            Date:       Tue, 09 Jan 2001 18:46:51-1000 From: "Michael L. Bacon"
            (mbacon~cchono.com)
    Organization:       Cyber City Honolulu, Inc.
              To:       Bryan Walker (bw(@basictech.com)

Please add 429 shares of Cyber City Honolulu, Inc. stock to the name Sean Cleveland. This is the final change. Audit is complete.

Michael

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 1"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                   MODEL / SERIAL NUMBERS                    LOCATION
-----------                                   ----------------------                    --------
Computer - Pentium 150 with                          Kailua                             Honolulu
64Mb Ram, 21" Monitor, Altec
Lansing Speakers with Subwoofer,
Keyboard & Mouse

Computer - Pentium 200 w/64Mb                        Kaneohe                            Honolulu
Ram, 17" Monitor, Keyboard & Mouse

Computer - Pentium 166 w/128Mb Ram,                  Aiea                               Honolulu
17" monitor, 100Mb Zip drive, Keyboard
& Mouse

Computer - Pentium 166 w/64Mb Ram,                   Waikiki                            Honolulu
14" monitor, Keyboard & Mouse

Computer - Pentium 166 w/64Mb Ram,                   Ewa                                Honolulu
17" Monitor, 100Mb Zip drive,
Keyboard and Mouse

Computer - Pentium 200 w/64Mb Ram,                   Windward                           Honolulu
14" Monitor, Keyboard and Mouse

Typewriter                                           Brother GX-6750                    Honolulu

Typewriter                                           Silver Reed EZ-20                  Honolulu

2 Backup Power Supplies                              APC, Back-Ups 600                  Honolulu

1 Backup Power Supply                                APC Personal Powercell             Honolulu

1 Backup Power Supply                                APC Smart Ups 1400                 Honolulu

2 Stereos                                            1 Portable, 1 Receiver unit        Honolulu

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 2"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                 MODEL / SERIAL NUMBERS                      LOCATION
-----------                                 ----------------------                      --------
Computer, Macintosh w/                          Standalone                              Honolulu
Keyboard and Mouse

1 Unix dual pentium pro server                  Southshore                              Honolulu
with CD Rom tower

1 Unix Server Pentium 233                       Honolulu                                Honolulu

1 Unix Server W/removable hard                  New Honolulu                            Honolulu
drive, Internal 100Mb Zip Drive and
Keyboard

1 Unix Server W/removable hard                  Northshore                              Honolulu
drive and Keyboard.

1 Unix Server W/Keyboard                        Shells                                  Honolulu

6 14" monitors                                  Various Makes                           Honolulu

1 16 Port Hub                                                                           Honolulu

1 Cisco Router                                  Model 2600                              Honolulu

1 Television                                    SR 2000 Series                          Honolulu

1 Laser Printer                                 Hewlett Packard 5L                      Honolulu

1 Dot Matrix Printer                            Panasonic KX-P1150                      Honolulu

1 Dot Matrix Printer                            Epson LX-810                            Honolulu

1 fish tank w/filter and pump                                                           Honolulu

1 Microwave                                     Goldstar                                Honolulu

1 Coffee Maker                                  Mr. Coffee Accel                        Honolulu

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 3"

          Physical Assets To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                                 MODEL / SERIAL NUMBERS                      LOCATION
-----------                                 ----------------------                      ---------
1 answering machine                            General Electric                         Honolulu

1 Pencil Sharpener                             Panasonic                                Honolulu

1 Fax Machine                                  Brother Intelifax 625                    Honolulu

1 Label Printer                                Smith Corona PC Label Printer 1.0        Honolulu

1 HP Scanjet                                   Scanjet ADF                              Honolulu

1 HP Color Printer                             Deskjet 820Cse                           Honolulu

3 desks                                        all stand alone                          Honolulu

assorted computer parts/tools                                                           Honolulu

4 Office chairs                                reclining w/wheels                       Honolulu

4 Office Chairs                                standard                                 Honolulu

2 Stools                                                                                Honolulu

1 Wall attached organizing unit                incl 2 cabinets & 1 table                Honolulu

4 filing cabinets                              2 drawer                                 Honolulu

1 filing cabinet                               4 drawer                                 Honolulu

1 refrigerator                                 small absocold                           Honolulu

4 Chairs                                       Grey/Black                               Maui

1 AST workstation no internal parts            Workstation 1                            Maui

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                               EXHIBIT "B PAGE 4"

          Physical Assets To Be Transferred to Basic Technologies, Inc.


1 AST Workstation Pentium 133               Workstation 2                       Maui
32Mb Ram, 1.2Gb Hard Drive

1 Cisco Router                              Model 2501                          Maui

1 CSU/DSU                                   Adtran                              Maui

1 Cyrix 133MHz Server 32Mb EDO Ram,         Falcon                              Maui
10Mb Ethernet Card, Matrox video card

1 External 4GB Hard Drive                   Wide Ultra-SCSI-3                   Maui

1 External 4GB Tape Drive w/                DAT SCSI                            Maui
   5 DAT tapes

1 Mini Refrigerator                         General Electric                    Maui

1 desktop workstation                       Workstation 3                       Maui

1 inoperative workstation                   Workstation 4                       Maui

1 12 port Half-Duplex Hub                   DLINK                               Maui

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "C"

         Leased Equipment To Be Transferred to Basic Technologies, Inc.



DESCRIPTION                MODEL / SERIAL NUMBERS             LOCATION          LESSOR / LEASE NUMBER
-----------                ----------------------             --------          ---------------------
1 Ascend Box               4000 Series/728104704              Honolulu

1 Ascend Box               4000 Series/719100107              Honolulu

1 Ascend Box               4000 Series/725106473              Honolulu

1 Ascend Box               4000 Series/725106082              Honolulu

1 Postage Meter            Pitney Bowes/09082005              Honolulu
(includes 1 scale)

1 Livingston PM-2E                                            Maui

1 Livingston PM-2E                                            Maui

1 Livingston PM-3                                             Maui

1 Livingston PM-3                                             Maui

1 Microcomm 33.6                                              Maui
modem pool

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "D"

         Intangible Assets To Be Transferred to Basic Technologies, Inc.



                                   DESCRIPTION


CUSTOMER USER BASE (APPROX 3500) GENERATING $410,654.28 IN 1999

CCHONO BILLING PROGRAM (A CUSTOM DESIGNED PROGRAM FOR USE BY AN ISP)

ALL INTELLECTUAL MATERIALS AND WEB WORK PERFORMED TO DATE

ALL TRADE NAMES REGISTERED OR USED, DIRECTLY OR INDIRECTLY, BY CYBER CITY HONOLULU, INC., INCLUDING BUT NOT LIMITED TO "CYBER CITY HONOLULU", AND "CYBER CITY MAUI."

[INITIALS]













                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "E"

    Financial and Other Assets To Be Transferred to Basic Technologies, Inc.




                                    DESCRIPTION
                                    -----------
BUSINESS CHECKING ACCOUNTS:
MAIN ACCOUNT                        BANK OF HAWAII ACCOUNT # 0027-012612 BALANCE $50,904.99
HONO OFFICE ACCOUNT                 BANK OF HAWAII ACCOUNT # 0080-244452 BALANCE $   115.05
MAUI OFFICE ACCOUNT                 BANK OF HAWAII ACCOUNT # 0080-244436 BALANCE $   471.45

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "F"

            Assets Not To Be Transferred to Basic Technologies, Inc.


DESCRIPTION                                                           LOCATION
-----------                                                           ---------

Cyber City Honolulu Tax Account Bank of Hawaii Business Checking Acct # 0080-244444

BALANCE $ 500.00

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "G"

                    Secured Notes and Other Liabilities To Be
           Assumed By or Taken Subject To By Basic Technologies, Inc.


CREDITOR                         ACCOUNT NUMBER                        BALANCE        SECURITY DESCRIPTION
---------                        --------------                        -------        --------------------
AC Financial                      Creditor                        $   25,500.00      Outstanding T-Link Owed
A. Chee                           Accountant                      $      800.00      Owed for 1998 Tax Prep
AMEX LOC (plus Interest)          Credit Line                     $    4,500.00      J. Ables Personal Guarantor
Ascend                            Leases Combined                 $   36,708.00      Est Balance
Bank Vest                         Lease                           $   14,040.00      Est Balance remaining
Hawaiian Tel                      900-999-9858                    $   32,394.97      As of 1Dec99, Pers Guar
GTE Hawaiian Tel                  H1M EQN 5094                    $    4,060.32      As of 1Dec99, Pers Guar
GTE Hawaiian Tel                  Creditor                        *                  Outstanding T-Link Owed
HealthComp24                      Vendor                          $      705.00      Workers Comp Ins,Est 2000
IRS                               99-0330740                      $      492.25      Company guaranteed
IRS                               99-0330740                      $    6,012.00      4th Qtr Employment Taxes
IRS                               99-0330740                      $    1,500.00      Est. 1998 940 Liability
IRS                               99-0330740                      $    1,500.00      Est. 1999 940 Liability
J. Ables                          Corp Officer                    $   15,400.00      Owed for 1998*
J. Ables                          Corp Officer                    $   16,400.00      Owed for 1999*
J. Birch                          Corp Officer                    $    6,000.00      Owed for Loan to Company
Mark Barrad                       Loan                            $   35,250.00      $700 monthly - TLink Agmt
David and Helen Barrad            Loan                            $    7,500.00      $1,000 monthly - TLink Agmt.
MNBA (Plus Interest)              Credit Card                     $   10,825.00      J. Ables Personal Guarantor
PIXI                              Creditor                        *                  Residual True Link Debt Now
Prime Lease                       Lease                           $    9,360.00      Estimated Balance remaining
State Of Hawaii                   Creditor                        *                  Excise Tax, Est Outstanding
State Of Hawaii                   Creditor                        $    5,226.00      Empl Taxes Owed, 1998
State Of Hawaii                   Creditor                        $    1,000.00      Empl Taxes Owed, 1999
T. Hoefling                       Corp Officer                    $    3,400.00      Owed for 1997
T. Hoefling                       Corp Officer                    $    1,372.90      Reimbursement for Equip.
M. Bacon                          Loan                            $    5,000.00      Owed for 1997 Loan Guar

*TOTAL OUTSTANDING DEBT

NOTE - The above is estimated outstanding liabilities based on current invoices, outstanding agreements, and/or estimates for balances outstanding where an exact invoice or balance is not currently available (in general, this applies to taxes, and credit card amounts where interest and/or late fees and penalty fees may apply). Some amounts may differ due to interest and penalties assigned by Creditor, Tax Agency, and/or Vendor. Some amounts may differ as a result of residuals required to buy equipment currently under lease at the end of the leasing period. All tax amounts shown are estimates and do not reflect any interest or penalties that may be assessed.

* The amounts due are not determinable at this time. BASIC acknowledges sufficient disclosure of this exhibit.


                                                                      [INITIALS]

[INITIALS]

                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "H"

                 Trade and Unsecured Notes and Accounts Payable
                    To Be Assumed by Basic Technologies, Inc.



CREDITOR                   ACCOUNT / INVOICE NUMBER                    ACCOUNT BALANCE
--------                   ------------------------                    ---------------
None

[INITIALS]











                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "I"

                    Officer / Director / Stockholder Payables
                    To Be Assumed By Basic Technologies, Inc.



CREDITOR                  NAME ON ACCOUNT           ACCOUNT NUMBER             BALANCE
--------                  ---------------           --------------             -------
Contained in Exhibit G

[INITIALS]




                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "J"

                        Property Leases To Be Assumed or
                  Taken Subject To By Basic Technologies, Inc.



LOCATION ADDRESS                    LESSOR NAME                        LEASE EXPIRATION DATE
----------------                    -----------                        ---------------------
LEASE AMOUNTS CONTAINED IN EXHIBIT G.
PHYSICAL LEASE AGREEMENTS SHALL BE FORWARDED TO LEWISVILLE

[INITIALS]




                              ACQUISITION AGREEMENT
                                       AND
                               CLOSING MEMORANDUM
                                   EXHIBIT "K"

                    List of Personal Guaranties of Officer /
        Director / Stockholders To Be Assumed By Basic Technologies, Inc.



DESCRIPTION OF OBLIGATION           CREDITOR         NAME ON GUARANTY
-------------------------           --------         ----------------